CAPITAL
                                                                    APPRECIATION
                                                                           TRUST


                               [GRAPHIC OMITTED]

         FROM OUR FAMILY TO YOURRS: THE INTELLIGENT CREATION OF WEALTH


                                 Annual Report
                           and Investment Performance
                           Review for the Year Ended
                                August 31, 1998

                                     [LOGO]

                              --------------------
                              Capital Appreciation
                                   Trust(TM)
                              --------------------

                                                                October 21, 1998


Dear Fellow Shareholders:

     I am pleased to provide you with the annual report for Heritage Capital Appreciation Trust (the "Fund") for the fiscal year ended August 31, 1998. For this period, your Fund's Class A and Class C shares delivered total returns of +21.45% and +20.72%, respectively*. For the same period, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") gained +8.10%, while the Standard & Poor's 400 Mid Cap Index ("S&P 400") had a return of -9.30%. Your Fund introduced Class B shares on January 2, 1998. For the first eight months of calendar 1998, the Class B shares returned +2.84%*, well ahead of the S&P 500 and the S&P 400 indexes that returned -0.38% and -15.11%, respectively.


     The Fund's outperformance versus the market indexes came from a broad range of industries and securities, including: BROADCASTING -- Liberty Media Group, Time Warner, Inc. and Tele-Communications, Inc.; PUBLISHING -- Tribune Company, New York Times Company and Gannett Company; PHARMACEUTICALS -- Pfizer, Inc., Schering-Plough Corporation, Warner-Lambert Company and Bristol-Myers Squibb Company; FINANCIALS -- Nationwide Financial Services, Inc., Freddie Mac, Fannie Mae, and SunAmerica, Inc.; and RETAIL STORES -- Walgreen Company, CVS Corporation, and Rite Aid Corporation.


     The Fund underperformed the market indexes in the following industries:
OIL & GAS -- Schlumberger, Ltd; SERVICES -- First Data Corporation; and UTILITIES -- AES Corporation.

     During the past year the Fund continued to add what we believe will be quality long-term investments to your portfolio including Chancellor Media Corporation, American Home Products, Colgate-Palmolive Corporation and State Street Corporation.

     As we have mentioned many times, we view investing as a long term endeavor. Thus, while we may have concerns about the short-term stock market volatility we have experienced recently, we do not believe we should make any changes to the long-term approach to investing that has served our shareholders well over time. In investing your portfolio's assets, Herb Ehlers and his team at your subadviser, Goldman Sachs Asset Management, focus on a "buy the business" approach. They focus on buying high quality growing businesses, buying businesses with recurring revenue streams and high levels of "free cash flow" (as opposed to book earnings), and buying businesses with excellent management and dominant market shares in their key products. They then try to identify these types of businesses that have stock prices that do not fully reflect the values of these businesses -- in other words, buying at a discount. We believe these strategies will still work well throughout long-term market cycles. I hope you will review the Portfolio Manager's letter that follows to better understand Herb Ehlers' approach to investing and his current market outlook.

     The recent market corrections may provide an excellent reminder to review your investment portfolio with your financial advisor to ensure that your asset allocation strategy is appropriate to meet your individual goals and objectives. On behalf of all of us at Heritage Asset Management, thank you for your continuing investment in Heritage Capital Appreciation Trust. If there are ever ways in which you believe we could better serve you, please call us at 800-709-3863.


                                        Sincerely,

                                        /s/ STEPHEN G. HILL
                                        -------------------

                                        Stephen G. Hill
                                        President


----------
* These returns are calculated without the imposition of either front- or back-end sales charges.

                                                                October 21, 1998


Dear Fellow Shareholders:

     Given all that's happened recently in the economy and the stock market, I just decided to tear-up the letter to shareholders which was written only last month and start all over again.

     Volatility! Volatility! Volatility! The incredible worldwide financial, economic and currency turmoil, and the developing credit crunch have all accelerated in the past seven weeks and have created extraordinary volatility.

     Since the beginning of 1945, the DJIA has traded in a range from -1% to +1% per day for 83.1% of all trading days. In contrast, for the July 17, 1998 to October 2, 1998 period, the DJIA has traded in the /plus-minus/1% range per day for only 44.5% of the trading days; in other words, the July to October 1998 period had almost three times the rate (55.5% to 16.9%) with daily percent changes greater than 1%. Interestingly, bear markets do NOT tend to be volatile, while corrections can be volatile (and painful -- but hopefully only for a short period).

     If you "wanna" stay in the kitchen, you "gotta" take a little heat. Legendary investor Bernard Baruch, when asked his views on the stock market, reportedly had a "stock" answer -- "The market will fluctuate." Given the remarkable bull market of the last few years, when every minor downtick was considered to be -- and was -- a buying opportunity, we question whether many people even remember the meaning of the word.

     Until now, that is. The events that have transpired since mid-July have forcibly inserted "fluctuate," or perhaps something stronger, into investors' vocabularies. And now we ask ourselves how many know how to deal with what is happening.

     We started thinking about this recently when we became aware that a substantial individual client had instructed us on August 31, half an hour before the close, and in the middle of a market freefall, to raise the cash level in the client's account to 80% by the end of the day. We followed the instructions and did so. The market has rebounded over 10% since then.

     As investors, we need to think about the long-term. We know that stocks have delivered an average annual return of 11% over the last 72 years. But this has not happened in a steady, straight-line manner. It has not even happened because, over time, stocks rise on more days than they fall (although this is true). Rather, it has happened because the typical pattern has been one of short periods of sharply rising prices followed by long, sometimes boring periods when, on balance, nothing has happened.

     For example, since January 1, 1995, the S&P 500 gained 82% (price change only -- excludes income). However, the entire advance occurred during five relatively brief segments -- from 12 to 55 days each -- totaling 187 days (less than 29% of the total) and was unchanged during the other six segments (one of seven months' duration) amounting to 466 days, or 71%. Yet, unless you had incredible market-timing ability, you had to be invested over the entire timespan, including the flat to down periods, to capture the 82% gain.

     The impact of missing the "best days" in the market is even more dramatic when viewed over the 15-year time span from 1982-1996. The returns in the table below are those of the S&P 500 Index with all dividends reinvested.

      16.78%
                       13.39%
                                        7.53%
                                                          2.87%

     INVESTED ALL       MINUS            MINUS            MINUS
     5,478 DAYS      10 BEST DAYS     40 BEST DAYS     70 BEST DAYS

----------
* These returns are calculated without the imposition of either front- or back-end sales charges.

     The conclusion: trying to avoid the "worst" days to invest, you may miss the best days.

     We believe these are excellent examples of the "typical" pattern in the market, but they may not even be the most dramatic ones we could have chosen. Do you remember 1994? The market meandered within a relatively narrow range (less than 9% difference between the high and low) and finished the year virtually unchanged -- actually down 1.5%. Then in 1995, the market exploded for a 34% gain in a virtually straight-line move. We dare say that only those investors that "stayed in the kitchen" during 1994 benefited fully from the outstanding 1995 performance.

     But what does all this have to do with what has been going on in the market since mid-July? One can hardly call the last three months "boring" or "meandering." Given the recent events and turmoil in Russia and Asia, the concern that Brazil and the rest of Latin America could soon be similarly affected, and the economic inter-dependence between the United States and the rest of the world, some observers have begun to predict the possibility, if not the likelihood, of a worldwide recession beginning as early as next year. Although, as our clients know, we neither make nor rely on economic forecasts, we continually assess the prospects for our portfolio companies on the assumption that something might go wrong in the macro-economic environment. However, we also keep in mind that since the stock market anticipates, it will begin to discount bad news well in advance of that news. These circumstances have been described as the Cyrano Principle: if the news is as obvious as the nose on your face, the market will have been aware of it long before its arrival. So, are we truly in a bear market this time, or has the correction to date already discounted for all the known news?

     We don't know, of course, if we are in a bear market. But if history can be used as a guide, two things will happen. First, at some point in the future, the S&P will return to its prior high. Second, at some point after that, it will resume the rising trend that it has followed for the past 72 years. And those who stay the course -- who take the heat and remain in the kitchen -- will reap the rewards.

     We would like to end as we began, with a quote from Bernard Baruch. He was once asked, after a period during which the market had risen substantially, if perhaps it was due for a correction. He did not deny that this was likely to happen. When asked if this would lead him to sell at least part of his holdings, he replied that it would not. But why not? "Because then I would lose my position."

     What was Mr. Baruch saying? Simply that if he sold, he did not believe he would be able to pick the right time to re-enter the market. Nor would we. Nor, we feel safe in saying, would most people. And that is why at times like this we should all stay in the kitchen and take the heat. It may take a while, but there's something good cooking in there.

     In closing, we thank you for your investment and look forward to seeking superior companies to provide excellent long-term results for you.

                                        Sincerely,

                                        /s/ HERBERT E. EHLERS
                                        ---------------------

                                        Herbert E. Ehlers

                                        Managing Director
                                        Goldman Sachs & Company

                                        Chief Investment Officer
                                        Liberty Investment Management
                                        a division of Goldman Sachs Asset
                                        Management

                          GROWTH OF $10,000 INVESTMENT
         SINCE SEPTEMBER 1, 1998 OF HERITAGE CAPITAL APPRECIATION TRUST
                                 CLASS A SHARES


                               [GRAPHIC OMITTED]



                          GROWTH OF $10,000 INVESTMENT
             SINCE INCEPTION OF HERITAGE CAPITAL APPRECIATION TRUST
                                 CLASS C SHARES
                                ON APRIL 3, 1995


                               [GRAPHIC OMITTED]


The Value Line Index does not include reinvestment of dividends.

----------
* Average annual returns for Heritage Capital Appreciation Trust Class A and C Shares are calculated in conformance with item 21 of Form N-1A, which assumes the maximum sales load of 4.75% for Class A Shares and reinvestment of dividends for Class A and C Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                          GROWTH OF $10,000 INVESTMENT
             SINCE INCEPTION OF HERITAGE CAPITAL APPRECIATION TRUST
                                 CLASS B SHARES
                                ON JANUARY 2, 1998


                               [GRAPHIC OMITTED]

The Value Line Index does not include reinvestment of dividends.
----------

** Total return for Heritage Capital Appreciation Trust Class B Shares is calculated in conformance with item 21 of Form N-1A, which assumes reinvestment of dividends for Class B Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. Since the period shown is less than one year the aggregate total return in lieu of the annualized total return is used for Class B Shares.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                              INVESTMENT PORTFOLIO
                                AUGUST 31, 1998
--------------------------------------------------------------------------------

                                                     MARKET
  SHARES                                             VALUE
-----------                                       -----------

COMMON STOCKS--94.4%(a)
-----------------------

  BANKING--3.8%
-----------------------
    5,000   Banc One Corporation ..............   $   190,000
   97,500   MBNA Corporation ..................     2,291,250
   40,900   State Street Corporation ..........     2,129,356
                                                  -----------
                                                    4,610,606
                                                  -----------
  BROADCASTING--14.3%
---------------------
   73,000   CBS Corporation ...................     1,898,000
   38,500   Chancellor Media Corporation ......     1,373,969
   98,300   Jacor Communications, Inc. ........     5,799,700
  170,500   Liberty Media Group, Class "A".....     5,573,219
   81,587   Tele-Communications, Inc.,
            Class "A"* ........................     2,692,371
                                                  -----------
                                                   17,337,259
                                                  -----------
  COSMETICS/TOILETRIES--1.6%
----------------------------
   31,600   Avon Products, Inc. ...............     1,986,850
                                                  -----------
  DATA PROCESSING--0.9%
-----------------------
   49,400   HBO & Company .....................     1,049,750
                                                  -----------
  ENTERTAINMENT--3.3%
---------------------
   50,100   Time Warner, Inc. .................     4,026,787
                                                  -----------
  FINANCE--8.0%
---------------
   49,400   AMBAC Financial Group, Inc.........     2,331,063
   62,500   Fannie Mae ........................     3,550,781
   97,200   Freddie Mac .......................     3,839,400
                                                  -----------
                                                    9,721,244
                                                  -----------
  FOOD--3.0%
------------
   56,300   Ralston-Purina Group ..............     1,481,394
   27,400   Wm. Wrigley Jr. Company ...........     2,123,500
                                                  -----------
                                                    3,604,894
                                                  -----------
  GLASS/PRODUCTS--1.5%
----------------------
   58,200   Libbey, Inc. ......................     1,778,737
                                                  -----------
  HOTELS/MOTELS/INNS--1.9%
--------------------------
   83,400   Marriott International, Inc.,
            Class "A" .........................     2,340,412
                                                  -----------
  HOUSEHOLD PRODUCTS--0.5%
--------------------------
    9,000   Colgate-Palmolive Company .........       649,125
                                                  -----------
  INSURANCE--4.8%
-----------------
   14,000   Aetna, Inc. .......................       842,625
   69,400   Nationwide Financial
            Services, Inc. ....................     3,101,313
   29,500   SunAmerica, Inc. ..................     1,827,156
                                                  -----------
                                                    5,771,094
                                                  -----------
  INVESTMENT COMPANY--0.1%
--------------------------
    7,000   Waddell & Reed Financial, Inc.,
            Class "A" .........................       116,375
                                                  -----------


                                                    MARKET
    SHARES                                           VALUE
------------                                      -----------


COMMON STOCKS (CONTINUED)
-------------------------

  LEISURE/AMUSEMENT--1.9%
-------------------------
   36,900  Hasbro, Inc.* .....................   $ 1,155,431
   42,000  The Walt Disney Company ...........     1,152,375
                                                 -----------
                                                   2,307,806
                                                 -----------
  MEDICAL EQUIPMENT/SUPPLY--0.9%
--------------------------------
   16,200  Johnson & Johnson .................     1,117,800
                                                 -----------
  OIL & GAS--1.6%
-----------------
   43,000  Schlumberger, Ltd. ................     1,883,937
                                                  -----------
  PHARMACEUTICAL--15.7%
-----------------------
    3,300   American Home Products
            Corporation .......................    2,671,663
    8,600   Bristol-Meyers Squibb
            Company ...........................    3,777,975
    9,800   Pfizer, Inc. ......................    2,771,400
    1,000   Schering-Plough Corporation .......    4,386,000
    3,100   Warner-Lambert Company ............    5,422,275
                                                 -----------
                                                  19,029,313
                                                 -----------
  PUBLISHING--14.0%
-------------------
   83,100   A.H. Belo Corporation,
            Class "A" .........................    1,537,350
   47,400   Central Newspapers, Inc.,
            Class "A"* ........................    2,938,800
   44,900   Gannett Company ...................    2,649,100
  126,000   New York Times Company,
            Class "A" .........................    3,654,000
   52,000   Tribune Company* ..................    3,350,750
   96,800   Valassis Communications, Inc. .....    2,885,850
                                                 -----------
                                                  17,015,850
                                                 -----------
  REAL ESTATE INVESTMENT TRUST--1.4%
------------------------------------
   45,000   Manufactured Home
            Communities, Inc. .................    1,060,313
   22,500   The Rouse Company .................      646,875
                                                 -----------
                                                   1,707,188
                                                 -----------
  RETAIL STORES--6.7%
---------------------
   55,442   CVS Corporation ...................    2,016,703
   29,200   Rite Aid Corporation ..............    1,056,675
   52,800   Tandy Corporation* ................    2,880,900
   56,000   Walgreen Company ..................    2,156,000
                                                 -----------
                                                   8,110,278
                                                 -----------
  SERVICES--5.3%
----------------
   67,908   First Data Corporation ............    1,404,847
   39,100   Galileo International, Inc. .......    1,278,081
   15,300   H&R Block, Inc. ...................      598,613
   92,800   Service Corporation
            International .....................    3,143,600
                                                 -----------
                                                   6,425,141
                                                 -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                              INVESTMENT PORTFOLIO
                                AUGUST 31, 1998
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                        MARKET
  SHARES                                                VALUE
-----------                                           ------------

COMMON STOCKS (CONTINUED)
-------------------------
  TELECOMMUNICATIONS--1.1%
---------------------------
   40,300   Telephone & Data
            Systems, Inc. ........................    $  1,334,937
                                                      ------------
  UTILITIES-DIVERSIFIED--2.1%
-----------------------------
   94,500   AES Corporation* .....................       2,575,125
                                                      ------------
Total Common Stocks
 (cost $79,945,593)...............................     114,500,508
                                                      ------------
REPURCHASE AGREEMENT--5.5%(a)
-----------------------------
Repurchase Agreement with State Street
Bank and Trust Company, dated August 31,
1998 @ 5.7% to be repurchased at $6,652,053
on September 1, 1998, collateralized by
$5,690,000 United States Treasury Notes,
6.875% due August 15, 2025, (market value
$6,807,668 including interest)
(cost $6,651,000)..................................      6,651,000
                                                      ------------
TOTAL INVESTMENT PORTFOLIO
 (cost $86,596,593)(b), 99.9%(a)...................    121,151,508
OTHER ASSETS AND LIABILITIES, net, 0.1%(a)                 176,311
                                                      ------------
NET ASSETS, 100.0% ................................   $121,327,819
                                                      ============
 *        Non-income producing security.
 (a)      Percentages indicated are based on net assets.
 (b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $34,554,915 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $39,243,398 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $4,688,483.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1998
--------------------------------------------------------------------------------

ASSETS
------
Investments, at market value (identified cost $79,945,593) (Note 1)             $114,500,508
Repurchase agreement (identified cost $6,651,000) (Note 1).........                6,651,000
Cash ..............................................................                       41
Receivables:
 Fund shares sold .................................................                  360,290
 Dividends and interest ...........................................                  101,092
Deferred state qualification expenses (Note 1) ....................                   11,380
Prepaid insurance (Note 1) ........................................                   11,879
                                                                                ------------
     Total assets .................................................              121,636,190

LIABILITIES
-----------
Payables (Note 4):
 Fund shares redeemed .............................................  $72,771
 Accrued management fee ...........................................   87,314
 Accrued distribution fee .........................................   53,255
 Other accrued expenses ...........................................   95,031
     Total liabilities ............................................                  308,371
                                                                                ------------
Net assets, at market value .......................................             $121,327,819
                                                                                ============
NET ASSETS
----------
Net assets consist of:
 Paid-in capital ..................................................             $ 78,337,864
 Accumulated net realized gain ....................................                8,435,040
 Net unrealized appreciation on investments .......................               34,554,915
                                                                                ------------
Net assets, at market value .......................................             $121,327,819
                                                                                ============


CLASS A SHARES
--------------
Net asset value and redemption price per share ($103,751,926 divided by 5,102,047 shares of
 beneficial interest outstanding, no par value) (Notes 1 and 2) ..........................         $ 20.34
                                                                                                   =======
Maximum offering price per share (100/95.25 of $20.34)....................................         $ 21.35
                                                                                                   =======
CLASS B SHARES
--------------
Net asset value, offering price and redemption price per share ($5,472,760 divided by
274,910 shares of beneficial interest outstanding, no par value) (Notes 1 and 2) ...............   $ 19.91
                                                                                                   =======
CLASS C SHARES
--------------
Net asset value, offering price and redemption price per share ($12,103,133 divided by
608,226 shares of beneficial interest outstanding, no par value) (Notes 1 and 2) ................  $ 19.90
                                                                                                   =======

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
-----------------
Income:
 Dividends ............................................................                   $   938,451
 Interest .............................................................                       244,158
                                                                                          -----------
     Total income .....................................................                     1,182,609
Expenses (Notes 1 and 4):
 Management fee .......................................................    $825,313
 Distribution fee (Class A Shares) ....................................     418,327
 Distribution fee (Class B Shares)* ...................................      18,105
 Distribution fee (Class C Shares) ....................................      58,186
 Professional fees ....................................................      63,655
 Custodian/Fund accounting fees .......................................      62,030
 Shareholder servicing fees ...........................................      54,831
 State qualification expenses .........................................      45,256
 Reports to shareholders ..............................................      29,080
 Federal registration fees ............................................       9,371
 Trustees' fees and expenses ..........................................       8,260
 Insurance expense ....................................................       2,173
 Other ................................................................       1,161
                                                                           --------
  Total expenses ......................................................                     1,595,748
                                                                                          -----------
Net investment loss ...................................................                      (413,139)
                                                                                          -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------
Net realized gain from investment transactions ........................                     9,960,883
Net increase in unrealized appreciation of investments during the year                      5,542,290
                                                                                          -----------
  Net gain on investments .............................................                    15,503,173
                                                                                          -----------
Net increase in net assets resulting from operations ..................                   $15,090,034
                                                                                          ===========

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         FOR THE YEARS ENDED
                                                                                 ------------------------------------
                                                                                  AUGUST 31, 1998     AUGUST 31, 1997
                                                                                 -----------------  -----------------
Increase (decrease) in net assets:
Operations:
 Net investment loss .........................................................     $   (413,139)       $   (263,704)
 Net realized gain from investment transactions ..............................        9,960,883           9,949,832
 Net increase in unrealized appreciation of investments during the year ......        5,542,290          12,814,463
                                                                                   ------------        ------------
 Net increase in net assets resulting from operations ........................       15,090,034          22,500,591
Distributions to shareholders from:
 Net realized gains, Class A Shares, ($2.13 and $1.77 per share, respectively)       (9,263,114)         (7,685,740)
 Net realized gains, Class C Shares, ($2.13 and $1.77 per share, respectively)         (331,791)           (163,771)
Increase (decrease) in net assets from Fund share transactions (Note 2) ......       31,767,147          (1,697,370)
                                                                                   ------------        ------------
Increase in net assets .......................................................       37,262,276          12,953,710
Net assets, beginning of year ................................................       84,065,543          71,111,833
                                                                                   ------------        ------------
Net assets, end of year ......................................................     $121,327,819        $ 84,065,543
                                                                                   ============        ============

----------
* For the period January 2, 1998 (commencement of Class B Shares) to August 31, 1998.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.



                                                    CLASS A SHARES
                           ----------------------------------------------------------------
                                                 FOR THE YEARS ENDED
                                                      AUGUST 31,
                           ----------------------------------------------------------------
                               1998        1997          1996           1995        1994
                           ----------- -----------    ---------     ---------   -----------
Net asset value,
 beginning of year .......  $  18.60    $  15.58      $   15.53      $  15.30    $  15.62
                            --------    --------      ---------      --------    --------
Income from
 Investment
 Operations:
 Net investment
  income (loss)(a) .......    (  .07)     (  .06)           .00 (e)       .08         .02
 Net realized and
  unrealized gain on
  investments ............      3.94        4.85           1.81          1.37        1.05
                            --------    --------      ---------      --------    --------
 Total from
  Investment
  Operations .............      3.87        4.79           1.81          1.45        1.07
                            --------    --------      ---------      --------    --------
Less Distributions:
 Dividends from net
  investment income.......        --          --         (  .04)       (  .06)     (  .03)
 Distributions from
  net realized gains......    ( 2.13)     ( 1.77)        ( 1.72)       ( 1.16)     ( 1.36)
                            --------    --------      ---------      --------    --------
 Total Distributions .....    ( 2.13)     ( 1.77)        ( 1.76)       ( 1.22)     ( 1.39)
                            --------    --------      ---------      --------    --------
Net asset value, end of
 year ....................  $  20.34    $  18.60      $   15.58      $  15.53    $  15.30
                            ========    ========      =========      ========    ========
Total Return(%)(d) .......     21.45       33.61          12.79         10.85        7.07
Rations (%)/
 Supplemental Data:
 Operating expenses,
  net, to average
  daily net assets .......      1.41        1.48           1.54          1.62        1.55
 Net investment
  income (loss) to
  average daily net
  assets(a) ..............    (  .34)     (  .30)        (  .02)          .49         .15
 Portfolio turnover
  rate ...................        25          42             54            66          65
 Net assets, end of
  year ($ millions).......       104          81             70            73          74



                               CLASS B SHARES                         CLASS C SHARES
                           --------------------- ---------------------------------------------------------
                                  FOR THE
                                PERIOD ENDED                        FOR THE YEARS ENDED
                                 AUGUST 31,                             AUGUST 31,
                           --------------------- ---------------------------------------------------------
                            1998/double dagger/      1998        1997          1996         1995/dagger/
                           --------------------- ----------- ----------- ---------------- ----------------
Net asset value,
 beginning of year .......      $   19.36         $  18.34    $  15.46      $   15.50        $   14.18
                                ---------         --------    --------      ---------        ---------
Income from
 Investment
 Operations:
 Net investment
  income (loss)(a) .......         (  .06)          (  .09)     (  .13)        (  .03)(e)       (  .01)
 Net realized and
  unrealized gain on
  investments ............            .61             3.78        4.78           1.75             1.33
                                ---------         --------    --------      ---------        ---------
 Total from
  Investment
  Operations .............            .55             3.69        4.65           1.72             1.32
                                ---------         --------    --------      ---------        ---------
Less Distributions:
 Dividends from net
  investment income.......             --               --          --         (  .04)              --
 Distributions from
  net realized gains......             --           ( 2.13)     ( 1.77)        ( 1.72)              --
                                ---------         --------    --------      ---------        ---------
 Total Distributions .....             --           ( 2.13)     ( 1.77)        ( 1.76)              --
                                ---------         --------    --------      ---------        ---------
Net asset value, end of
 year ....................      $   19.91         $  19.90    $  18.34      $   15.46        $   15.50
                                =========         ========    ========      =========        =========
Total Return(%)(d) .......           2.84 (c)        20.72       32.91          12.16             9.31 (c)
Rations (%)/
 Supplemental Data:
 Operating expenses,
  net, to average
  daily net assets .......           2.01 (b)         2.00        2.04           2.05             2.17 (b)
 Net investment
  income (loss) to
  average daily net
  assets(a) ..............         (  .86)(b)       (  .90)     (  .88)        (  .57)          (  .33)(b)
 Portfolio turnover
  rate ...................             25               25          42             54               66
 Net assets, end of
  year ($ millions).......              5               12           3              1              .4

----------
 /dagger/ For the period April 3, 1995 (commencement of Class C Shares) to
          August 31, 1995.
 /double dagger/ For the period January 2, 1998 (commencement of Class B
                 Shares) to August 31, 1998.
(a) Excludes management fees waived by the Manager in the amount of less than $0.04, $0.04 and $0.04 per Class A Shares for the three years ended August 31, 1996, respectively. The operating expense ratios including such items would have been 1.79%, 1.87% and 1.81% for Class A Shares for the three years ended August 31, 1996, respectively. Excludes management fees waived by the Manager in the amount of less than $0.04 and $0.04 per Class C
    Share for the two years ended August 31, 1996, respectively. The operating expense ratio including such items would have been 2.30% and 2.42% (annualized) for Class C Shares, respectively.
(b) Annualized.
(c) Not annualized.
(d) Does not reflect the imposition of a sales charge.
(e) Amounts calculated prior to reclassification of $23,981. The effect of such reclassification would have no effect on net investment income for Class A Shares and would have resulted in an increase in net investment income of $0.10 for Class C shares.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Capital Appreciation Trust (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund invests principally in those equity securities that the Fund's portfolio manager believes are undervalued and therefore offer above-average potential for long-term appreciation. The Fund currently issues Class A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class B Shares, are sold subject to a 5% maximum contingent deferred sales load (based on the lower of purchase price or redemption price), declining over a six-year period. Class C Shares, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies: SECURITY VALUATION: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Short term investments having a maturity of 60 days or less are valued at amortized cost which, approximates market.

     PURCHASE AGREEMENTS: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price.

     FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

     DISTRIBUTION OF INCOME AND GAINS: Distributions of net investment income are made annually. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

     STATE QUALIFICATION EXPENSES: State qualification fees are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.
     EXPENSES: Each Fund is charged for those expenses that are directly attributable to it, such as management fee, custodian/fund accounting fees, distribution fee, etc., while other expenses such as professional fees, insurance expense, etc., are all allocated proportionately among the Trust. Expenses of each Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees are charged directly to that class.

     CAPITAL ACCOUNTS: The Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

     OTHER: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note 2: FUND SHARES. At August 31, 1998, there was an unlimited number of shares of beneficial interest of no par value authorized.

     Transactions in Class A and C Shares of the Fund during the year ended August 31, 1998 and Class B Shares from January 2, 1998 (commencement of Class B Shares) to August 31, 1998, were as follows:


                                                       A SHARES                    B SHARES                   C SHARES
                                            ------------------------------ ------------------------- ---------------------------
                                                SHARES         AMOUNT         SHARES       AMOUNT       SHARES        AMOUNT
                                            ------------- ---------------- ----------- ------------- ------------ --------------
    FOR THE YEAR ENDED AUGUST 31, 1998
     Shares sold ..........................     814,994    $  18,387,400     283,707    $6,354,813      487,516    $10,793,635
     Shares issued on reinvestment of
       distributions ......................     470,334        9,072,734          --            --       17,500        331,791
     Shares redeemed ......................    (567,161)     (12,188,566)     (9,797)     (213,028)     (34,936)      (771,632)
                                               --------    -------------     -------    ----------      -------    -----------
     Net increase .........................     718,167    $  15,271,568     273,910    $6,141,785      470,080    $10,353,794
                                                           =============                ==========                 ===========
     Shares outstanding:
      Beginning of year ...................   4,383,880                        1,000                    138,146
                                              ---------                      -------                    -------
      End of year .........................   5,102,047                      274,910                    608,226
                                              =========                      =======                    =======

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------
     Transactions in Class A and C Shares of the Fund during the year ended August 31, 1997, were as follows:


                                                       A SHARES                                             C SHARES
                                            ------------------------------                         --------------------------
                                                SHARES         AMOUNT                                 SHARES        AMOUNT
                                            ------------- ----------------                         ------------ -------------
    FOR THE YEAR ENDED AUGUST 31, 1997
     Shares sold ..........................     163,088    $   2,689,715                               78,463    $1,290,856
     Shares issued on reinvestment of
       distributions ......................     504,915        7,508,083                               11,126       163,771
     Shares redeemed ......................    (757,552)     (12,591,379)                             (43,249)     (758,416)
                                               --------    -------------                              -------    ----------
     Net increase (decrease) ..............     (89,549)   $  (2,393,581)                              46,340    $  696,211
                                                           =============                                         ==========
     Shares outstanding:
      Beginning of year ...................   4,473,429                                                91,806
                                              ---------                                               -------
      End of year .........................   4,383,880                                               138,146
                                              =========                                               =======

Note 3: PURCHASES AND SALES OF SECURITIES. For the year ended August 31, 1998, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) aggregated $42,656,206 and $25,572,346, respectively.

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT, FUND ACCOUNTING AND TRUSTEES FEES. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of .75% of the Fund's average daily net assets, computed daily and payable monthly. Pursuant to the Prospectus dated January 2, 1998, the Manager voluntarily agreed to waive its fees and, if necessary, reimburse the Fund to the extent that Class A annual operating expenses exceed 1.45% of the Class A Share average daily net assets and to the extent that the Class B and Class C annual operating expenses each exceed 2.20% of that classes' average daily net assets for the fiscal year ending August 31, 1998. No fees were waived and no expenses were reimbursed for the year ended August 31, 1998.

     The Manager entered into an agreement with Liberty Investment Management, a division of Goldman Sachs Asset Management (the "Subadviser") to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable, by the Manager, equal to an annualized rate of .25% of average daily net assets, computed daily and paid monthly. For the year ended August 31, 1998 the subadviser earned $275,104, which was paid by the Manager.

     From December 1985 (commencement of operations) through February 26, 1995, Eagle Asset Management, Inc., a wholly owned subsidiary of Raymond James Financial, Inc., was the sole subadviser to the Fund. Although Eagle remains a subadviser to the Fund, there are no assets currently allocated to Eagle.

     The Manager is also the Dividend Paying and Shareholder Servicing Agent for the Fund. The amount payable to the Manager for such expenses as of August 31, 1998 was $13,814. In addition, the Manager performs Fund Accounting services and charged $42,486 during the year of which $7,800 was payable as of August 31, 1998.

     Raymond James & Associates, Inc. (the "Distributor") has advised the Fund that it received $316,556 in front-end sales charges for Class A Shares, $2,412 in contingent deferred sales charges for Class B Shares and $3,606 in contingent deferred sales charges for Class C Shares for the year ended August 31, 1998. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs.

     Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee of up to .50% of the average daily net assets for Class A Shares. The Class B and C Shares Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net assets for Class B and Class C Shares, respectively. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc.

     Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Income-Growth Trust, Heritage Income Trust, Heritage Series Trust and Heritage U.S. Government Income Fund, investment companies that are also advised by the Manager (collectively referred to as the Heritage Mutual Funds). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or an employee of an affiliate of the Manager receives an annual fee of $8,666 and an additional fee of $3,250 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees' fees and expenses are paid equally by each of the Heritage Mutual Funds.

Note 5: FEDERAL INCOME TAXES. For the year ended August 31, 1998, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited accumulated net investment loss and charged paid in capital $413,139.

--------------------------------------------------------------------------------
               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Heritage Capital Appreciation Trust

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Capital Appreciation Trust (the "Fund") at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Tampa, Florida
October 14, 1998



--------------------------------------------------------------------------------
                         1998 FEDERAL INCOME TAX NOTICE
                                  (UNAUDITED)
--------------------------------------------------------------------------------
     During the year ended August 31, 1998, the Fund paid to shareholders $9,060,656 or $2.01 per share from long-term capital gains.

HERITAGE FAMILY OF FUNDS (TM)

FROM OUR FAMILY TO YOURS:THE INTELLEGENT CREATION OF WEALTH

Heritage Money Market Funds
Cash Trust Money Market
Cash Trust Municipal Money Market

Heritage Bond Funds
Intermediate Government
High Yield

Heritage Stock Funds
Aggressive Growth
Capital Appreciation
Growth Equity
Income-Gowth
International
Mid Cap
Small Cap
Value Equity

We are please that many of your are also investors in these funds.
For more information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.

This report is for the information of shareholders of Heritage Capital Appreciation Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

1998 Heritage Asset Management, Inc.

10M
AR5330 CA 8/98

[GRAPHIC OMITTED]   Heritage Capital Appreciation Trust
                    P.O. Box 33022
                    St. Petersburg, FL 33733

--------------------------------------------------------------------------------
     ADDRESS SERVICE REQUESTED